December 16, 2013

NEUBERGER BERMAN GUARDIAN FUND

SUMMARY PROSPECTUS
Class R3 Shares (NGDRX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at http://www.nb.com/equityfunds/r3. You can also get this information at no cost by calling 877-628-2583 or by sending an e-mail request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated December 16, 2013 (as each may be amended or supplemented), are incorporated herein by reference.

GOAL

The Fund seeks long-term growth of capital; current income is a secondary goal.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.76
Distribution (12b-1) fees	0.50
Other expenses	0.15
Total annual operating expenses	1.41
Fee waiver and/or expense reimbursement	0.05
Total annual operating expenses after fee waiver and/or expense reimbursement1	1.36

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class R3	$138	$431	$756	$1,677

1
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R3 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) are limited to 1.36% of average net assets. This undertaking lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R3 will repay NBM for fees and expenses waived or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 1.36% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goals, the Fund invests primarily in common stocks of mid- to large-capitalization companies.

The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection, with a long term perspective. They look for solid balance sheets, strong management teams with a track record of success, good cash flow and

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the prospect for above average earnings growth. They seek to purchase the stock of businesses that they believe to be well positioned and undervalued by the market.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

Valuation Sensitive Investing. In addition to employing traditional value criteria – that is, looking for value among companies whose stock prices are below their historical average, based on earnings, cash flow, or other financial measures – the Portfolio Managers may buy a company’s shares if they look more fully priced based on Wall Street consensus estimates of earnings, but still inexpensive relative to their estimates. The Portfolio Managers look for these companies to rise in price as they outperform Wall Street’s expectations, because they believe some aspects of the business have not been fully appreciated or appropriately priced by other investors.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund’s portfolio may contain fewer securities than the portfolios of other mutual funds, which may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Mid- and Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

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Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

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PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
35.14	16.06	8.44	13.48	7.61	-38.21	29.88	19.06	-3.34	12.33
Best quarter: Q2 ‘03, 18.36% Worst quarter: Q4 ‘08, -26.36% Year-to-date performance as of 9/30/2013: 25.94%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	10 Years
Guardian Fund
Return Before Taxes	12.33	0.74	7.98
Return After Taxes on Distributions	11.75	0.18	7.36
Return After Taxes on Distributions and Sale of Fund Shares	8.77	0.47	6.96
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00	1.66	7.10
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
The above performance is that of the Fund’s Investor Class prior to 5/27/2009. Because Investor Class has lower expenses than Class R3, its performance typically would have been better than that of Class R3. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Portfolio Manager Arthur Moretti, CFA (Managing Director of NBM and NB LLC) and Associate Portfolio Managers Ingrid S. Dyott (Managing Director of NBM and NB LLC), Sajjad S. Ladiwala, CFA (Managing Director of NBM and NB LLC) and Mamundi Subhas, CFA (Senior Vice President of NBM and NB LLC). Mr. Moretti has served as Portfolio Manager of the Fund since December 2002. Ms. Dyott joined as an Associate Portfolio Manager in 2003, Mr. Ladiwala in 2003, and Mr. Subhas in 2008.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund’s net asset value per share next determined after your order is accepted. Shares of the Fund are available only through

NEUBERGER BERMAN GUARDIAN FUND	December 16, 2013

investment providers such as banks, brokerage firms, retirement plan administrators, and financial advisers. Contact any investment provider authorized to sell the Fund’s shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Class R3 shares.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, retirement plan administrator, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

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NEUBERGER BERMAN GUARDIAN FUND	December 16, 2013

SEC File Number: 811-00582
K0346 12/13